Exhibit 99.2

+ Merger aims to establish a vertically integrated energy services company through the acquisition of regional solar, storage and energy service businesses nationwide Investor Presentation February 28, 2022

Certain Notices

FORWARD LOOKING STATEMENTS

In connection with this presentation and in this presentation, management of Communications Systems, Inc. ("CSI") makes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact, included in this presentation regarding the proposed merger transaction involving Pineapple Energy LLC ("Pineapple") are forward-looking statements. These forward-looking statements are based on CSI management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements are subject to numerous risks and uncertainties, including: (i) the conditions to the closing of CSI-Pineapple merger transaction may not be satisfied; (ii) the occurrence of any other risks to consummation of the CSI-Pineapple merger transaction, including the risk that the CSI-Pineapple merger transaction will not be consummated within the expected time period or any event, change or other circumstances that could give rise to the termination of the CSI-Pineapple merger transaction; (iii) the CSI-Pineapple merger transaction has involved greater than expected costs and delays and may in the future involve unexpected costs, liabilities or delays; (iv) the Company's ability to sell its other legacy operating business assets and its real estate assets at attractive values; (v) there is no assurance that CSI will receive any of the maximum $7.0 million earnout relating to the August 2, 2021 sale of CSI's Electronics & Software Segment; (vi) the combined company will be entitled to retain ten percent of the net proceeds of CSI legacy assets that are sold pursuant to agreements entered into after the effective date of the merger; (vii) risks that the merger will disrupt current CSI plans and operations or that the business or stock price of CSI may suffer as a result of uncertainty surrounding the CSI-Pineapple merger transaction; (viii) the outcome of any legal proceedings related to the CSI-Pineapple merger transaction; (ix) the fact that CSI cannot yet determine the exact amount and timing of any additional pre-CSI-Pineapple merger cash dividends, if any, or the ultimate value of the Contingent Value Rights that CSI intends to distribute to its shareholders immediately prior to the closing of the CSI-Pineapple merger transaction; and (x) the anticipated benefits of the proposed merger transaction with Pineapple may not be realized in the expected timeframe, or at all. CSI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Certain market data information in this presentation is based on the estimates of Pineapple Energy and CSI management. Pineapple Energy and CSI obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Pineapple Energy and CSI believes their estimates to be accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which Pineapple Energy or CSI obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

TRADEMARKS AND INTELLECTUAL PROPERTY

All trademarks, service marks, and trade names of Pineapple or CSI or their respective subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of Pineapple or CSI, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.

Pineapple ENERGY

Certain Notices (Cont'd)

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger with Pineapple, Communications Systems, Inc. ("CSI") filed a registration statement on Form S-4 (File No. 333-260999) with the Securities and Exchange Commission (SEC) on November 12, 2021 (as amended, the "Registration Statement"). The Registration Statement includes a proxy statement/prospectus, and was declared effective by the SEC on February 3, 2022. Beginning February 4, 2022, a copy of the proxy statement/prospectus dated February 3, 2022 was sent to CSI shareholders as of the close of business on January 27, 2022, the record date established for the special meeting.

CSI URGES INVESTORS, SHAREHOLDERS AND OTHER INTERESTED PERSONS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

The Registration Statement, preliminary and definitive proxy statement/prospectus, any other relevant documents, and all other documents and reports CSI filed with or furnishes to the SEC are (or, when filed, will be) available free of charge under the "Financial Reports" tab of the Investors Relations section of our website at www.commsystems.com or by directing a request to: Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, MN 55343. The contents of the CSI website is not deemed to be incorporated by reference into presentation, the Registration Statement or the proxy statement/prospectus. The documents and reports that CSI files with or furnishes to the SEC are (or, when filed, will be) available free of charge through the website maintained by the SEC at http://www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

CSI, Pineapple and their respective directors and executive officers may be considered participants in the solicitation of proxies by CSI in connection with approval of the proposed merger and other proposals to be presented at the CSI special meeting of shareholders. Information regarding the names of these persons and their respective interests in the transaction, by securities holdings or otherwise, are set forth in the proxy statement/prospectus dated February 3, 2022. To the extent CSI directors and executive officers or their holdings of CSI securities have changed from the amounts disclosed in such filing, to CSI's knowledge, these changes have been reflected on statements of change in ownership on Form 4 on file with the SEC. You may obtain these documents (when they become available, as applicable) free of charge through the sources indicated above.

Pineapple ENERGY

Today’s Presenters Roger Lacey Executive Chairman, CSI Mark Fandrich Chief Financial Officer, CSI Kyle Udseth Founder & CEO, Pineapple

Creating CSI Shareholder Value Over the Year Steps completed › CSI announces agreement to merge with Pineapple Energy LLC › CVRs to be distributed to pre-merger CSI shareholders › Closed sale of its E&S businesses (Transition Networks and Net2Edge) to Lantronix › Paid $3.50 per share dividend › Entered into agreement for $32 million in equity financing for post-merger Pineapple Energy › Secured reimbursement of transaction expenses for the benefit of CVR holders › Existing CSI shareholders will continue to hold 9.7 million shares in the post-merger Pineapple Holdings Announced: March 2021 Anticipated Close: March 2022 Source: CSI Press Releases

Why Support the Transaction? CSI shareholders, through their ownership of CSI common stock following the merger, to benefit from Strategic and Financial Benefits of the Transaction Fast-growing industry Customer sentiment and continued public policy momentum, growing scale-derived operating efficiencies that may be re-invested into the post-merger company Acquisitions 1. HEC is a leading sustainable energy provider in Hawaii, with over 9,000 residential systems installed and growing 2. E-Gearoperates as a technology developer and manufacturer of energy management software and hardware in Hawaii. 3. Pineapple’s cornerstone acquisitions of selected assets of Sungevity and Horizon Solar Power in December 2020 provides a well-known brand name and access to a database with both historical customers and 115,000 unconverted Sungevity leads 4. National consolidation strategy to acquire leading independent solar, storage and home energy management companies Pineapple’s vision of building a vertically integrated business The potential growth of Pineapple’s residential solar, battery storage, and grid services solutions business Furthermore…. • Public company expense post-merger will be born by post-merger company, not CVRs • CVRs provides pre-merger CSI shareholders opportunity to receive value of pre-merger CSI assets • Estimated $3.4 million in CSI transaction expenses to be paid from PIPE Offering proceeds

Pineapple Energy At a Glance Aiming to build the nation’s leading residential energy management company Vision: The Pineapple Energy family of brands provides homeowners an end-to-end product offering spanning solar, battery storage, and grid services. Portfolio of Brands The growth strategy includes: –Organically grow in legacy markets i.e. CA, NJ, NY, MA –Grow via acquisition in markets e.g. TX, FL, AZ, NV –Cross-sellingbattery storage, energy management, EV chargers etc. to current customers –Grid servicesfrom aggregating customer products expands scope & creates recurring revenue model –HEC has operated on an EBITDA positive basis

Summary – Maximizing CSI Shareholder Value

2018

- May 2018 – CSI Announces Exploration of Strategic Alternatives
- July 2018 - CSI Engages Northland Capital Markets
- December 18, 2018 - CSI Initiates Restructure and New Leadership

2019

- April 5, 2019 - CSI Subsidiary, Suttle Inc., Sells Its FutureLink™ Fiber Business Line

2020

- March 11, 2020 - CSI Subsidiary, Suttle Inc., Sells the Remainder of its Business Line
- May 14, 2020 - CSI Acquires Ecessa Corporation
- June 1, 2020 - CSI Makes Minority Investment In Quortus
- November 5, 2020 - CSI Acquires IVDesk's Operating Assets

2021

- March 2, 2021 - CSI Announces Agreement For Merger Transaction With Pineapple Energy LLC
- June 28, 2021 - CSI Announces Agreement for $25 Million PIPE Investment
- July 28, 2021 - CSI Approved The Sale Of Its Transition Networks And Net2Edge Businesses
- September 15, 2021 - CSI Announces Agreement For Upsized $32 Million PIPE Investment

2018 — 2019 — 2020 — 2021 — 2022

Contingent Value Right

(CVR)

CSI Legacy Asset Summary Available to CVR

- $6.4 million in Cash + Reimbursement of Merger Related Expenses (Est. $3.4 million)
- $6.82 million from Pending Sale of Minnetonka HQ (less expenses, commissions)
- Any earnouts paid from the sale of Electronics & Software segment to Lantronix (Max $7.0 million)
- Any future proceeds from the sale of the Services & Support (S&S) operating segment
- CVRs reduced by legacy asset transaction expense, cash needed to fund the continued operation of the S&S segment, and also reserves and holdbacks in the form of time-bound escrows

Pineapple ENERGY

Post-Closing Senior Management & Board of Directors Roger Lacey Chairman Kyle Udseth Chief Executive Officer & Director Mark Fandrich Chief Financial Officer Scott Honour Director Randy Sampson Independent Director Michael Zapata Independent Director Marilyn Adler Independent Director Tom Holland Independent Director

Home Energy Mgmt. –The Future of Home Ownership

Providing Energy Security to Our Customers Acquisition Targets/ Third Party Partners Expertise We providecustomers the best products that fit their unique needs We deliver exceptional customer experiences, leading to referrals and cross-sell opportunities 11 Lead to Sale Technology Grid Services Design Digital, Word-of-mouth and referral leads; flexible sales options to meet customer preference Goal to be leading nationwide vendor for cutting-edge product offerings from Enphase, Generac, and others Become a pioneer in partnering with utilities to monetize grid-edge assets (i.e. batteries, smart-energy controllers) Installation Service Customer management platform ensuring high quality, low risk delivery coupled with best-in- class customer engagement Financing

Differentiation in the Market Lead Generation & Origination Traditional Solar Best-of-Breed Technology

Residential Solar Sector Snapshot Total Market Opportunity in Core Verticals 1 $0.8 $1.9 $6.5 $7.5 $8.6 Ongoing Service and Support Originators Installers Systems Financiers Panel Manufacturing ($ in Billions) Key Growth Drivers of Residential Solar Ongoing decline in cost makes solar an attractive solution for homeowners New consumer financing structures provide access to residential solar systems for an expanding customer base Residential solar enables other energy products and services, such as storage and EV charging, adding additional value State-level policy developments around financial incentives and tariffs help bolster the market 2023E Total U.S. Residential Solar Market $25.3 Billion (1) Source: Allied Market Research [Month/Year]

Residential Solar Ancillary Products & Services

Solar is just the Start

- Residential solar can unlock adjacent revenue opportunities:
  - **Energy Storage:** Support rooftop solar and provide ancillary grid services
  - **Smart Appliances:** Improve efficiency from common household appliances
  - **Energy Mgmt. / Software:** Control and optimize household energy use
  - **Services / Repair:** Maintain optimal performance of equipment
  - **Comfort / Lighting:** Improve energy efficiency by controlling HVAC and lighting
  - **Security:** Give homeowners peace of mind that their homes are secured

Residential Energy Services Platform

Residential Solar

Ability to cross sell/upsell additional smart home products

Energy Storage **Market Size: ~$1.5bn**	Smart Appliances **Market Size: ~$4.3bn**	Energy Mgmt. Software **Market Size: ~$2.9bn**
Comfort / Lighting **Market Size: ~$8.8bn**	Service / Repair **Market Size: ~$2.0bn**	Security **Market Size: ~$7.0bn**

$25.3 Billion **2023E Total U.S. Residential Solar Market [1]**

(1) Source: Allied Market Research [Month/Year]

Pineapple Energy

Contact Info 315 Lake St E Wayzata, MN 55391 Tel: (612) 444-6697 Mark Fandrich Chief Financial Officer Mark.fandrich@commsysinc.com 10900 Red Circle Drive Minnetonka, MN 55343 Tel: (955) 941-2322 Kyle Udseth Chief Executive Officer kyle@pineappleenergy.com Lena Cati Senior Vice President lcati@equityny.com (212) 836-9611 Gary Dvorchak, CFA Managing Director gary@blueshirtgroup.com (323) 240-5796